INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 9:-	INCOME TAXES

The Company and its Israeli subsidiary are separately taxed under the domestic tax laws of the state of incorporation of each entity.

a.	Net operating losses carryforward:

The Company is subject to U.S. income taxes. As of December 31, 2012, the Company has net operating loss carryforwards for federal income tax purposes of approximately $476 which expires in the years 2018 to 2032. The Company has no operating loss carry forwards for state income tax purposes. Utilization of the U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

The Company's subsidiary in Israel has estimated accumulated losses for tax purposes as of December 31, 2012, in the amount of approximately $825 which may be carried forward and offset against taxable income in the future for an indefinite period.

b.	According to the law in Israel the results of the Israeli subsidiary for tax purposes are measured in nominal values.

c.	Profit (loss) before taxes is comprised as follows:

	Year ended December 31,
	2012	2011

Domestic (USA)	$40	$(1,161)
Foreign (Israel)	(1,903)	(240)

	$(1,863)	$(1,401)

d.	Deferred taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company and its subsidiary's' deferred tax assets are comprised of operating loss carryforward and other temporary differences. Significant components of the Company and its subsidiaries deferred tax assets are as follows:

	December 31,
	2012	2011

Reserves and allowances, net	$172	$36
Operating loss carryforward	397	56

Net deferred tax asset before valuation allowance	569	92
Valuation allowance	(569)	(92)

Net deferred tax asset	$-	$-

The Company has provided valuation allowance in respect of deferred tax assets resulting from operating loss carryforward and other temporary differences.

Management currently believes that since the Company and its subsidiary have a history of losses it is more likely than not that the deferred tax regarding the loss carryforward and other temporary differences will not be realized in the foreseeable future.

e.	Tax rates applicable to the income of the Company:

The Israeli corporate tax rate is 25% in 2012.

On December 5, 2011, the Israeli Parliament passed the Law for Tax Burden Reform (Legislative Amendments), 2011 ("the Law") which, among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate. The Law also increases the corporate tax rate to 25% in 2012. In view of this increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate were also increased accordingly.

The corporate tax in the U.S. applying to a Company (incorporated in state of Delaware), consists of a progressive corporate tax at a rate of up to 35% plus state tax and local tax at rates depending on the state and the city in which the company manages its business. In the Company's estimation, it is subject to approximately a 40% tax rate.